MATTHEWS INTERNATIONAL FUNDS

Matthews Emerging Asia Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(415) 788-7553

March 31, 2021

Dear Shareholder:

You are receiving the enclosed Combined Prospectus/Information Statement because you owned interests in the Matthews Emerging Asia Fund (the “Target Fund”), a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), as of the close of business on March 26, 2021. We are writing to inform you about a reorganization of the Target Fund with the Matthews Asia Small Companies Fund, which is expected to be renamed the Matthews Emerging Markets Small Companies Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), also a series of the Trust. In this reorganization, your Target Fund shares will be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

The reorganization of the Target Fund is being proposed because Matthews International Capital Management, LLC (“Matthews”), each Fund’s investment adviser, recognized that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in the Asian region. As a result, Matthews determined it prudent to recommend the Reorganization in order to combine the Target Fund with the Acquiring Fund, given the significant overlap in their investment mandates. Further, Matthews believes that shareholders of each Fund will benefit more from exposure to a broader universe as well as from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, than by continuing to operate the Funds separately. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower overall expense structure and generally better performance. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund.

The Board of Trustees of the Trust has determined that the reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders will not be diluted as a result of the reorganization. The reorganization is expected to take effect on or about April 29, 2021.

If you do not want to participate in the reorganization, you may redeem your shares of the Target Fund in the ordinary course until the last business day before the closing. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the reorganization.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the reorganization may be effected without the approval of shareholders of either Fund.

We encourage you to carefully review the enclosed materials, which explain the reorganization in more detail.

Sincerely,

John P. McGowan
Vice President and Secretary

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	Why is the Reorganization taking place?

A:

Matthews Emerging Asia Fund (the “Target Fund”), a series of Matthews Asia Funds (the “Trust”), and Matthews Asia Small Companies Fund, which is expected to be renamed the Matthews Emerging Markets Small Companies Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”), also a series of the Trust, have similar investment objectives, investment policies, strategies, restrictions and risks. It is expected that the Reorganization will enable the Combined Fund (as defined below) to operate more efficiently in the future.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

Q:	How does the Reorganization work?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”). Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.” The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund.

Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. On the date of the closing of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value to the value of their shares of the Target Fund, in exchange for their shares of the Target Fund. The Reorganization is expected to be effective on or about April 29, 2021. After such date, the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

Q:	Do I need to vote for the Reorganization?

A:

No. In accordance with the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of either Fund. Therefore, no vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	How will the Reorganization affect me?

A:

Pursuant to the Reorganization Agreement, all of the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. The aggregate net asset value of your Target Fund shares immediately before the Reorganization will be the same as the aggregate net asset value of your Acquiring Fund shares immediately following completion of the Reorganization; however, you will no longer own shares of the Target Fund but instead will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the Combined Fund will be larger than the Target Fund.

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Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:

No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:

Your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Acquiring Fund, which is a separate series of the Trust. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:

As you know, the Target Fund is advised by Matthews International Capital Management, LLC (“Matthews”). The Acquiring Fund is also advised by Matthews and will continue to be advised by Matthews once the Reorganization is completed.

Q:	How will the Reorganization affect Fund expenses?

A:	Following the Reorganization, the Acquiring Fund’s projected total annual operating expenses are expected to be below those of the Target Fund with respect to each class of shares.

Q:	What will I have to do to open an account in the Acquiring Fund?

A:

Your shares automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

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Q:	Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund anticipate retaining a significant portion of the Target Fund’s holdings following the closing of the Reorganization, they do anticipate selling some of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are deemed not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment process after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the sale of the Target Fund’s portfolio prior to the Reorganization will be approximately $220,000 or, based on shares outstanding as of February 28, 2021, $0.02 per share. These costs will be borne by the Target Fund.

Whether certain of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. No significant distributions to Target Fund shareholders are expected, but any distributions could be taxable for shareholders depending on whether the shares are held in tax-advantages accounts such as IRAs.

Q:	Who will pay for the Reorganization?

A:

Matthews or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Information Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $220,000 or, based on shares outstanding as of February 28, 2021, $0.02 per share. These costs will be borne by the Target Fund and indirectly by the Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization). Please refer to “Information About the Reorganization – Expenses of the Reorganization” for additional information about the expenses associated with the Reorganization.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur on or about April 29, 2021.

Q:	Whom do I contact if I have questions?

A:	You may call (800) 789-ASIA (2742) Monday through Friday from 8:00 a.m. Pacific Standard Time and 5:00 p.m. Pacific Standard Time.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.

Please read it carefully.

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COMBINED PROSPECTUS/INFORMATION STATEMENT

MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Matthews Asia Small Companies Fund (to be renamed the Matthews Emerging Markets Small Companies Fund)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Matthews Emerging Asia Fund (the “Target Fund”), a series of Matthews International Funds, d/b/a Matthews Asia Funds (the “Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into the Matthews Asia Small Companies Fund, which is expected to be renamed the Matthews Emerging Markets Small Companies Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Acquiring Fund is advised by Matthews International Capital Management, LLC (“Matthews”), the same investment adviser to the Target Fund. Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Board has approved the Reorganization with respect to the Target Fund by which the Target Fund, a separate series of the Trust, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund and the Target Fund have the same investment objectives, to seek long-term capital appreciation. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on the Target Fund’s and the Acquiring Fund’s investment strategies, see “Summary – Investment Objectives and Principal Investment Strategies” below.

In the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume all of the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than the shares held by those in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated March 31, 2021 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement; and

•

the Prospectus and Statement of Additional Information, each dated April 29, 2020 (the “Prospectus” and the “SAI,” respectively), containing additional information about the Target Fund and the Acquiring Fund.

In addition, the following document has been filed with the SEC and is incorporated by reference into (legally considered to be a part of) and also accompanies this Combined Prospectus/Information Statement:

•	the Summary Prospectus of the Acquiring Fund dated April 29, 2020 (the “Acquiring Fund Summary Prospectus”).

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of the Acquiring Fund will apply to the Institutional Class and Investor Class shares to be issued by the Acquiring Fund in connection with the Reorganization.

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Target Fund or Acquiring Fund

c/o Matthews International Funds

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is March 31, 2021.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Matthews International Funds, d/b/a Matthews Asia Funds (the “Trust”), is an open-end management investment company registered with the SEC. Each of the Funds is a separate series of the Trust. The Acquiring Fund and the Target Fund have the same investment objective, to seek long-term capital appreciation. Matthews International Capital Management, LLC (“Matthews”) serves as investment adviser for each Fund.

Target Fund and Acquiring Fund. The investment objectives of the Target Fund and the Acquiring Fund are identical. Both Funds seek long-term capital appreciation. The Combined Fund will pursue the same investment objective.

Both of the Funds currently provide exposure to equity securities of companies located in various countries in Asia. The Acquiring Fund currently seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of small-capitalization companies located in all countries and markets in Asia excluding Japan, but including all other developed, emerging, countries in the Asian region. After the new name for the Acquiring Fund takes effect, which is expected to occur on or about April 30, 2021, shortly after the completion of the Reorganization, the Acquiring Fund will invest under normal circumstances at least 80% of its net assets, which includes borrowings for investment purposes, in the common and preferred stocks of small-capitalization companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

The Target Fund seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any capitalization located in Asia excluding Japan, South Korea, Hong Kong and Singapore.

The Board of Trustees, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of the Target Fund. The Reorganization provides for:

•

the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and Institutional Class and Investor Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such Institutional Class and/or Investor Class shares of the Acquiring Fund to the Target Fund’s shareholders; and

•	the termination of the Target Fund as a series of the Trust.

Following the completion of the Reorganization, the Target Fund’s shareholders will hold shares of the same class of the Acquiring Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

Matthews recognized that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in the Asian region. As a result, Matthews determined it prudent to recommend the Reorganization in order to combine the Target Fund with the Acquiring Fund, given the significant overlap in their investment mandates. Further, Matthews believes that, with respect to the Reorganization, the shareholders of each Fund will benefit more from exposure to a broader investment universe as well as from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. Matthews also believes that it is in the best interests of the Target Fund to combine its assets with a Fund with a lower expense structure and generally better historical performance.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement. It is anticipated that the total annual operating expense ratio for the Combined Fund will be lower than the current total annual operating expense ratio for the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the best interests of the Target Fund.

In approving the Reorganization, the Board of Trustees, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board of Trustees considered the Reorganization proposal at a meeting held on February 12, 2021, and the entire Board of Trustees, including the Independent Trustees, unanimously approved the Reorganization. The approval determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund. The fact that certain strategies of the Target Fund and the Acquiring Fund are compatible, while others are different. The Board of Trustees considered the principal differences in investment strategies between the Acquiring Fund (both before and after its name change takes effect) and the Target Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The fact that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in the Asian region.

•

The fact that the Target Fund has a narrower geographic universe, limited by its focus on Asia, which can lead to periods of liquidity duress, and the possibility that shareholders of the Target Fund may benefit from a more geographically diverse and potentially more liquid investment strategy.

•	The possibility that the Combined Fund is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Target Fund.

•	The fact that each Fund has the same investment advisory contract and that the advisory fee for both Funds is the same.

•

The expectation that the Combined Fund will have total annual operating expenses below those of the Target Fund due to Matthews’ implementation of an additional 0.05% reduction to the expense cap of the Combined Fund’s Institutional Class shares, which will also result in a reduction in the expense cap for the Investor Class shares.

•

A portion of the portfolio holdings of the Target Fund would be sold before the Reorganization would be completed or would not continue to be held by the Acquiring Fund after completion of the Reorganization.

•

The lead portfolio manager who will manage the Combined Fund will not be the same lead portfolio manager for the Target Fund. But the Trustees noted that a lead manager of the Target Fund will become the co-manager of the Combined Fund, and many of the supporting analysts and other investment professionals would be the same. The Trustees considered that Matthews will continue to serve as the investment adviser of the Combined Fund after the Reorganization. See “Comparison of the Funds—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and the fact that the Acquiring Fund has had generally better historical performance compared with the Target Fund, recognizing that the new name for the Acquiring Fund reflects a proposed shift in investment strategy for periods after the Reorganization is effective. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Fund as compared to the performance of its relevant peer group.

•	The relative size of the Target Fund and the Acquiring Fund, and the prospects for further growth and long-term viability of the Target Fund.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization because the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

The fact that shareholders who do not want to participate in the Reorganization are able to redeem their shares of the Target Fund prior to the closing of the Reorganization without the imposition of any redemption fee.

•

The fact that Matthews or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Information Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•	The possible alternatives to the Reorganization, including the potential liquidation of the Target Fund.

The Board also considered factors that may not weigh in favor the Reorganization, which include, but are not limited to, the following:

•

The fact that brokerage commissions and other portfolio transaction costs associated with the disposition of certain of the holdings of the Target Fund in preparation for the Reorganization will be borne by the Target Fund and indirectly by shareholders of the Target Fund.

•

The fact that certain of the Combined Fund’s expenses will be higher than the expense structure of the Acquiring Fund. The Board noted, however, that the total operating expenses of the Combined Fund after giving effect to the lower expense cap (as described above) are estimated to be 5 basis points lower for the Institutional Class and 4 basis points lower for the Investor Class as compared to the corresponding classes of the Acquiring Fund.

•

The possibility that the Reorganization may result in some benefits and economies of scale for Matthews, which may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate series of the Trust. The Board also considered that Matthews was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Matthews of the obligation to continue to subsidize the Target Fund, while retaining the assets by combining them with the Acquiring Fund.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are identical, to seek long-term capital appreciation. The Combined Fund will pursue the same investment objective. The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.

Principal Investment Strategies. The Acquiring Fund currently seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies (defined below) located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging, countries in the Asian region. After the new name for the Acquiring Fund takes effect, which is expected to occur on or about April 30, 2021, shortly after the Reorganization, the Acquiring Fund will invest under normal circumstances at least 80% of its net assets, which includes borrowings for investment purposes, in the common and preferred stocks of small-capitalization companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

The Target Fund seeks to achieve its goals by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore.

Each Fund’s principal investment strategies may be changed without shareholder approval.

The Combined Fund’s principal investment strategies will be those of the Acquiring Fund, giving effect to the pending name change.

Comparison. One principal difference between the Funds is that the Acquiring Fund invests predominantly in equity securities of small-capitalization companies, while the Target Fund may invest in equity securities of companies of any market capitalization. In addition, the Acquiring Fund currently invests in small capitalization companies in all countries and markets in Asia excluding Japan, but including all other developed, emerging, and frontier countries and markets in the Asian region. After the pending name change is effective, the Acquiring Fund will invest in small capitalization companies in emerging market countries anywhere (not limited to Asia). The Target Fund, on the other hand, invests predominantly in companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore, with a substantial portion of its net assets invested in the emerging countries and markets in the Asian region. These emerging Asia countries include, but are not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand and Vietnam.

Reflecting these differences in principal investment strategies, the Acquiring Fund and the Target Fund have different benchmark indexes. The Acquiring Fund’s current benchmark index is the MSCI All Country Asia ex Japan Small Cap Index, a free float-adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. After the Acquiring Fund’s name change is effective, its benchmark index will be the MSCI Emerging Markets Small Cap

Index, a free float adjusted market capitalization weighted index designed to measure the performance of small cap stocks in 27 emerging market countries. The Target Fund’s benchmark index is the MSCI Emerging Markets Asia Index, a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan and Thailand.

While the Acquiring Fund and the Target Fund have certain differences in strategies, the Funds utilize certain compatible investment strategies to achieve their respective investment objectives. Both Funds currently invest primarily in equity securities of companies located in Asia, excluding Japan, although the Target Fund also excludes companies located in South Korea, Hong Kong and Singapore. Both Funds currently invest the majority of their assets in fast-growing small and mid-capitalization companies. After the Acquiring Fund’s name change takes effect, it will focus its portfolio investments on small capitalization companies in emerging markets generally without being limited to Asia. This means that both Funds invest in emerging markets, although the Acquiring Fund currently invests in those markets to a lesser extent than the Target Fund but will focus on emerging markets in the future.

For a discussion of the principal investment risks associated with an investment in the Acquiring Fund and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal Risks” below.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, they do anticipate disposing of some of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are determined not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s expected investment process after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $220,000 or, based on shares outstanding as of February 28, 2021, 2020, $0.02 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization)

Some of the similarities and differences of the principal and other significant investment strategies of the Funds are described in the chart below. For the Acquiring Fund, the investment strategies described below are those of the Acquiring Fund after giving effect to its pending name change

Target Fund	Acquiring Fund

•  Invests at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore.

•  Invests at least 80% of its net assets, which includes borrowings for investment purposes, in the common and preferred stocks of Small Companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

•  May invest in convertible securities, of any duration or quality, including those that are unrated, or would be below investment grade if rated, of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore.

• The Fund does not have a comparable policy.

• May invest in depositary receipts, including American, European and Global Depositary Receipts.	• May invest in depositary receipts, including American, European and Global Depositary Receipts.

•  Invests a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand and Vietnam (“Emerging Asian Countries”). The list of Emerging Asian Countries may change from time to time.

•  Invests in Small Companies located in emerging market countries anywhere in the world. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

• May invest in companies of any market capitalization, including micro-cap companies.

•  Invests at least 80% of its net assets in companies with a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark index ($5.32 billion on December 31, 2019) (each, a “Small Company” and together, “Small Companies”).

•  Companies in which the Fund invests typically operate in growth industries and possess the potential to expand their scope of business over time.

•  A company may grow to a market capitalization that is higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark after the Fund has purchased its securities; nevertheless, the existing holdings of securities of such a company will continue to be considered a Small Company. If additional purchases of a security are made, all holdings (including prior purchases) of that security will be re-classified with respect to its market capitalization at the time of the last purchase.

•  Invests in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•  Invests in smaller companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•  The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

•  The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

• The Fund is diversified.	• The Fund is diversified.

Additional Information About the Acquiring Fund’s Principal Investment Strategies.

Below is additional information about the Acquiring Fund’s principal investment strategies identified above. The investment strategies described below are those of the Acquiring Fund after giving effect to its pending name change.

•

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or other specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is principally secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country.

•

The “emerging market” countries in which the Acquiring Fund will invest generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

Matthews’ Investment Approach

In seeking to achieve the investment objectives for the Funds, Matthews also employs the investment approach and other principal investment strategies as described below.

Matthews invests primarily in the Asia Pacific region for the Funds, other Matthews Asia funds and other advisory clients with such an investment focus based on its assessment of the future development and growth prospects of companies located in the markets of that region. The Asia Pacific region includes all countries and markets in Asia plus all countries and markets in the Pacific region, including Australia and New Zealand. In addition to the Asia Pacific focus for certain funds and clients, Matthews also invests broadly in emerging countries and markets outside the Asia Pacific region on behalf of certain funds, and will do so for the Acquired Fund after its name change is effective. Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and that the intersection of development and deregulation will give rise to new opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution of these markets. Matthews uses a range of approaches to participate in the anticipated growth of Asian and other foreign markets to suit the Funds’ and other clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term growth, and to assess whether it is generally consistent with Matthews’ expectations for the economic evolution of the countries and markets in which the Funds invest. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objective.

Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuation (of a company’s growth prospects relative to other issuers), liquidity requirements and corporate governance.

Matthews Seeks to Invest in the Long-Term Growth Potential of Asian and Other Foreign Markets

•	Matthews believes that the countries in which the Funds invest will continue to benefit from economic development over longer investment horizons.
•

Matthews seeks to invest in those companies that it believes will benefit from the long-term economic evolution of Asian and other foreign markets, and that will help each Fund achieve its investment objective.

•	Matthews generally does not hedge currency risks.

Matthews and the Funds Believe in Investing for the Long Term

•	Matthews constructs portfolios with long investment horizons—typically five years or longer.

Matthews Is an Active Investor with Strong Convictions

•

Matthews uses an active approach to investment management (rather than relying on passive or index strategies) because it believes that the current composition of the stock markets and indices may not be the best guide to the most successful industries and companies of the future.

•	Matthews invests in individual companies based on fundamental analysis that aims to develop an understanding of a company’s long-term business prospects.
•	Matthews monitors the composition of benchmark indices but is not constrained by their composition or weightings, and constructs portfolios independently of indices.
•	Matthews believes that investors benefit in the long term when the Funds are fully invested, subject to market conditions and a Fund’s particular investment objective.

Matthews Is a Fundamental Investor

•

Matthews believes that fundamental investing is based on identifying, analyzing and understanding basic information about a company or security. These factors may include matters such as balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•	Matthews may also consider factors such as:
–

Management: Does management exhibit integrity? Is there a strong corporate governance culture? What is the business strategy? Does management exhibit the ability to adapt to change and handle risk appropriately?

–	Evolution of Industry: Can company growth be sustained as the industry and environment evolve?
•	Following this fundamental analysis, Matthews seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.

Matthews Focuses on Individual Companies

•	Matthews develops views about the course of growth in the region over the long term.
•	Matthews then seeks to combine these beliefs with its analysis of individual companies and their fundamental characteristics.
•	Matthews then seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.

•

The Target Fund may invest in companies of any equity market capitalization (the number of shares outstanding times the market price per share). For the Target Fund, a company’s size (including its market capitalization) is not a primary consideration for Matthews when it decides whether to include that company’s securities in one or more of the Funds.

•	The Acquiring Fund invests at least 80% of its assets in Small Companies, as defined above on page 6.

Fees and Expenses

Following the completion of the Reorganization, holders of Target Fund Institutional Class shares will receive Acquiring Fund Institutional Class shares and holders of Target Fund Investor Class shares will receive Acquiring Fund Investor Class shares.

Fee Table

Fee Table of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund

(as of December 31, 2020 (unaudited))

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The percentages presented in the fee table are based on fees and expenses incurred during the 12-month period ended December 31, 2020 for each class of shares of the Funds and estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund for the 12-month period ended December 31, 2020, assuming the Reorganization had taken place at the beginning of the fiscal year. Future fees and expenses may be greater or less than those indicated below.

	Actual			Actual
	Target Fund (Matthews Emerging Asia Fund)	Acquiring Fund (Matthews Asia Small Companies Fund)	Pro Forma Combined Fund	Target Fund (Matthews Emerging Asia Fund)	Acquiring Fund (Matthews Asia Small Companies Fund)	Pro Forma Combined Fund
	Institutional Class	Institutional Class	Institutional Class	Investor Class	Investor Class	Investor Class

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses	0.62%	0.47%	0.53%	0.75%	0.57%	0.62%
Total Annual Fund Operating Expenses	1.62%	1.47%	1.53%	1.75%	1.57%	1.62%
Fee Waiver and Expense Reimbursement	(0.43)%[1]	(0.27)%[1]	(0.38)%[1]	(0.35)%[2]	(0.18)%[2]	(0.27)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19%	1.20%	1.15%	1.40%	1.39%	1.35%

[1]    Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class of the Acquiring Fund and the Target Fund to 1.20%, and of the Combined Fund to 1.15%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

[2]    Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class of the Acquiring Fund and the Target Fund (which share class is offered through a separate prospectus to eligible investors) to 1.20%, and of the Institutional Class of the Combined Fund to 1.15%, first by waiving class specific expenses (e.g., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the applicable expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed the expense limitation for the Institutional Class. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Fund also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class
Target Fund (Matthews Emerging Asia Fund)	$121	$469	$841	$1,886
Acquiring Fund (Matthews Asia Small Companies Fund)	$122	$438	$777	$1,734
Pro Forma Combined Fund	$117	$446	$798	$1,791
Investor Class
Target Fund (Matthews Emerging Asia Fund)	$143	$517	$916	$2,033
Acquiring Fund (Matthews Asia Small Companies Fund)	$142	$478	$838	$1,852
Pro Forma Combined Fund	$137	$485	$856	$1,899

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 30% of the average value of its portfolio. For the same period, the Acquiring Fund’ portfolio turnover rate was 112%.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Target Fund nor the Acquiring Fund will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization except for any gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will receive an opinion from Paul Hastings LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption and Valuation of Shares

Procedures for the purchase, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Because of the similar investment objectives of the Target Fund and the Acquiring Fund, the Funds are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

	Target Fund	Acquiring Fund (both before and after the pending name change)
Principal Risks	◾ Currency Risk	◾ Currency Risk
◾ Consumer Staples Sector Risk
◾ Convertible Securities Risk
	◾ Depositary Receipts Risk	◾ Depositary Receipts Risk
	◾ Growth Stock Risk	◾ Growth Stock Risk
◾ Information Technology Sector Risk

◾ Political, Social and Economic Risks of Investing in Asia	◾ Political, Social and Economic Risks of Investing in Asia
◾ Public Health Emergency Risks	◾ Public Health Emergency Risks
◾ Risks Associated with China and Hong Kong
◾ Risks Associated with Emerging and Frontier Markets	◾ Risks Associated with Emerging and Frontier Markets
◾ Risks Associated with Micro-Cap Companies	◾ Risks Associated with Micro-Cap Companies
◾ Risks Associated with Smaller Companies	◾ Risks Associated with Smaller Companies
◾ Risks Associated with Vietnam
◾ Volatility Risk	◾ Volatility Risk

The following are the principal investment risks associated with the Acquiring Fund and, therefore, also with the Combined Fund. You will find additional descriptions of specific risks in the Prospectus and Statement of Additional Information for the Acquiring Fund.

Currency Risk. When a Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While each Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.

Additionally, Asian and emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of a Fund’s holdings.

Depositary Receipts Risk. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Growth Stock Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Information Technology Sector Risk. Certain of the Funds may invest a significant portion of their assets in the information technology sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Political, Social and Economic Risks of Investing in Asia. The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Public Health Emergency Risks. Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged.

Risks Associated with China and Hong Kong. The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Emerging and Frontier Markets. Many Asian countries are considered emerging or frontier markets. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the United States. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Risks Associated with Smaller Companies. Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.

Volatility Risk. The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Fundamental and Non-Fundamental Investment Restrictions

Each of the Funds has identical fundamental investment restrictions. The Funds are not subject to any non-fundamental investment restrictions. The complete list of the fundamental investment restrictions of the Target Fund and the Acquiring Fund is set out in “Appendix A – Fundamental and Non-Fundamental Investment Restrictions.” Following the completion of the Reorganization, Matthews will manage the Combined Fund pursuant to the same fundamental investment restrictions as the Target Fund and the Acquiring Fund.

Performance Information

The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of one or more broad-based securities indices. Fees and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future, especially with respect to the Acquiring Fund because of its pending name change.

Calendar Year Total Returns, as of 12/31 each year for

Investor Class Shares of the Target Fund (Matthews Emerging Asia Fund)

During the 7-year period shown in the bar chart, the highest return for a quarter was 19.55% (quarter ended June 30, 2020) and the lowest return for a quarter was -37.28% (quarter ended March 31, 2020).

Average Annual Total Returns (For the periods ended December 31, 2020)

	1	5	Since Inception
	Year	Years	(4-30-13)
Institutional Class Shares	-1.94%	2.65%	3.51%
Investor Class Shares	-2.16%	2.43%	3.29%
MSCI Emerging Markets Asia Index	28.77%	14.81%	9.03%

Calendar Year Total Returns, as of 12/31 each year for

Investor Class Shares of the Acquiring Fund (Matthews Asia Small Companies Fund)

During the 10-year period shown in the bar chart, the highest return for a quarter was 45.91% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.10% (quarter ended September 30, 2011).

Average Annual Total Returns (For the periods ended December 31, 2020)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	(4-30-13)	(9-15-08)
Institutional Class Shares	43.90%	12.44%	N/A	8.15%	N/A
Investor Class Shares	43.68%	12.21%	6.66%	N/A	12.25%
MSCI All Country Asia ex Japan Small Cap Index	26.60%	7.76%	3.35%	4.68%	7.87%

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

Management of the Funds

Matthews, located at Four Embarcadero Center, Suite 550, San Francisco, CA 94111, serves as the investment adviser to each Fund. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, and provides the personnel needed by the Funds with respect to Matthews’ responsibilities. Matthews also furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds. Matthews is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $28.4 billion as of December 31, 2020.

The Target Fund is managed by Taizo Ishida and Robert Harvey, CFA. Mr. Ishida, Lead Manager, joined Matthews in 2006. He manages the firm’s Asia Growth, Emerging Asia and Japan Strategies. Prior to joining Matthews in 2006, Taizo spent six years on the global and international teams at Wellington Management Company as a Vice President and Portfolio Manager. From 1997 to 2000, he was a Senior Securities Analyst and a member of the international investment team at USAA Investment Management Company. From 1990 to 1997, he was a Principal and Senior Research Analyst at Sanford Bernstein & Co. Prior to beginning his investment career at Yamaichi International (America), Inc. as a Research Analyst, he spent two years in Dhaka, Bangladesh as a Program Officer with the United Nations Development Program. He received a B.A. in Social Science from International Christian University in Tokyo and an M.A. in International Relations from The City College of New York. He is fluent in Japanese. Mr. Ishida has been a Portfolio Manager of the Target Fund since its inception in 2013.

Mr. Harvey, Lead Manager of the Target Fund, joined Matthews in 2012. Prior to joining Matthews, he was a Senior Portfolio Manager at PXP Vietnam Asset Management from 2009 to 2012, where he focused on Vietnamese equities. Previously, he was a Portfolio Manager on the Global Emerging Markets team at F&C Asset Management in London from 2003 to 2009. Robert started his investment career in 1994 as an Assistant Equity Portfolio Manager with the Standard Bank of South Africa’s asset management division. He received a Bachelor of Commerce in Accountancy and Commercial Law from Rhodes University in South Africa and a Bachelor of Accounting Science in Advanced Management Accounting, Taxation and Auditing at the University of South Africa. Mr. Harvey has been a Portfolio Manager of the Target Fund since its inception in 2013.

The Acquiring Fund is managed by Vivek Tanneeru. He is a Portfolio Manager at Matthews. Prior to joining Matthews in 2011, he was an Investment Manager on the Global Emerging Markets team of Pictet Asset Management in London. While at Pictet, he also worked on the firm’s Global Equities team, managing Japan and Asia ex Japan markets. Before earning his M.B.A. from the London Business School in 2006, Mr. Tanneeru was a Business Systems Officer at The World Bank and served as a Consultant at Arthur Andersen Business Consulting and Citicorp Infotech Industries. He interned at Generation Investment Management while studying for his M.B.A. Mr. Tanneeru received his Master’s degree in Finance from the Birla Institute on Technology & Science in India. He is fluent in Hindi and Telugu. Mr. Tanneeru has been a Portfolio Manager of the Acquiring Fund since August 2020..

The SAI provides additional information about the compensation of each Fund’s portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in each Fund and other funds managed by Matthews.

As discussed below under “Investment Advisory Agreement,” following the Reorganization, Matthews will continue to serve as the investment adviser of the Combined Fund. It is anticipated that Mr. Tanneeru will be the Lead Manager and Mr. Harvey will be a Co-Manager of the Combined Fund following the Reorganization. In addition, it is anticipated that Jeremy Sutch, CFA, will be a Co-Manager of the Combined Fund following the Reorganization. Mr. Sutch has been a Senior Research Analyst at Matthews since 2015, supporting the firm’s India and Pacific Tiger strategies. Prior to joining Matthews, he was Director and Global Head of Emerging Companies at Standard Chartered Bank in Hong Kong from 2012 to 2015, responsible for the fundamental analysis of companies in Asia, with a particular focus on small- and mid-capitalization companies. From 2009 to 2012, he was Managing Director at MJP Capital in Hong Kong, which he co-founded. His prior experience has included managing small-cap equities at Indus Capital Advisors and serving as Head of Hong Kong Research for ABN AMRO Asia Securities. Mr. Sutch earned an M.A. in French and History from the University of Edinburgh.

Investment Advisory Agreement

Pursuant to the Trust’s Investment Advisory Agreement with Matthews (the “Advisory Agreement”), each of the Target Fund and the Acquiring Fund pays Matthews a fee equal to 1.00% of its average daily net assets up to $1 billion and 0.95% of its average daily net assets over $1 billion. Each Fund pays Matthews a monthly fee at this annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Fund’s average daily net assets for the month.

For the fiscal year ended December 31, 2020, each Fund paid investment management fees to Matthews as follows (as a percentage of average net assets):

Fund	Fee

Target Fund (Matthews Emerging Asia Fund)	1.00%

Acquiring Fund (Matthews Asia Small Companies Fund)	1.00%

The terms of the Advisory Agreement are identical and the services provided to each Fund under its Advisory Agreement are identical.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the most recent annual report to shareholders.

Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, Brown Brothers Harriman & Co. (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Although the Trust no longer has in effect a committed line of credit for purposes of funding proceeds for redemptions, a Fund might be able to use an overdraft from the custodian if needed under certain circumstances for temporary or emergency purposes. Any overdraft made available by the custodian would be in the discretion of the custodian, may not be available when needed by a Fund and would likely be more expensive than a comparable borrowing under a formal line of credit.

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of each Fund’s shares and distributes each Fund’s cash distributions to shareholders.

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the Securities and Exchange Commission (the “SEC”). The books of each Fund will be audited at least once each year by PricewaterhouseCoopers LLP.

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Trust.

Combined Fund. Each Fund currently uses the same service providers and it is anticipated that the Combined Fund will continue to use those service providers.

Rule 12b-1 Plan

The Trust’s Rule 12b-1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were re-activated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

Distributions

Both the Target Fund and the Acquiring Fund generally distribute their net investment income once annually in December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Funds, the manner in which you receive distributions may be changed at any time by writing to the Funds. Additionally, details of distribution-related transactions will be reported on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Taxes

The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund’s Prospectus under the heading “Taxes.”

Purchase and Redemption of Shares

The purchase and redemption procedures employed by the Target Fund and the Acquiring Fund are identical. Please see the Acquiring Fund’s prospectus for details regarding how shareholders can purchase or redeem Fund shares.

Market Timing Activities

The Board of Trustees has approved policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to discourage market timing by shareholders (the “Market Timing Procedures”). Market timing can harm other shareholders because it may dilute the value of their shares. Market timing may also disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs, which are borne by non-redeeming shareholders.

The Funds, because they invest in overseas securities markets, are particularly vulnerable to market timers who may take advantage of time zone differences between the close of the foreign markets on which each Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (this is sometimes referred to as “time zone arbitrage”). The Funds also can be the targets of market timers if they invest in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds.

The Funds deem market timing activity to refer to purchase and redemption transactions in shares of the Funds that have the effect of (i) diluting the interests of long-term shareholders; (ii) harming the performance of the Funds by compromising portfolio management strategies or increasing Fund expenses for non-redeeming shareholders; or (iii) otherwise disadvantaging the Funds or their shareholders. Market timing activity includes time zone arbitrage (i.e., seeking to take advantage of differences between the closing times of foreign markets on which portfolio securities of each Fund may trade and the U.S. markets that generally determine when each Fund’s NAV is calculated), market cycle trading (i.e., buying on market down days and selling on market up days); and other types of trading strategies.

The Funds and their agents have adopted procedures to assist them in identifying and limiting market timing activity. The Funds have also adopted and implemented a Pricing and Valuation Policy and Procedures, which the Funds believe may reduce the opportunity for certain market timing activity by fair valuing the Funds’ portfolios. However, there is no assurance that such practices will eliminate the opportunity for time zone arbitrage or prevent or discourage market timing activity. The Funds may reject for any reason, or cancel as permitted or required by law, any purchase order or exchange request, including transactions deemed to represent excessive trading, at any time.

Identification of Market Timers

The Funds have adopted procedures to identify transactions that appear to involve market timing. However, the Funds do not receive information on all transactions in their shares and may not be able to identify market timers. Moreover, investors may elect to invest in a Fund through one or more financial intermediaries that use a combined or omnibus account. Such accounts obscure, and may be used to facilitate, market timing transactions. The Funds or their agents request representations or other assurances related to compliance with the Market Timing Procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. In addition, the Funds have entered into agreements with intermediaries that permit the Funds to request greater information from intermediaries regarding transactions. These arrangements may assist the Funds in identifying market timing activities. However, the Funds will not always know of, or be able to detect, frequent trading (or other market timing activity).

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, investment advisors and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Funds, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts may not be detected by the Funds and may increase costs to the Funds and disrupt their portfolio management.

Under policies approved by the Board of Trustees, the Funds may rely on intermediaries to apply the Funds’ Market Timing Procedures and, if applicable, their own similar policies. In these cases, the Funds will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the Funds’ policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For some intermediaries, the Funds will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The Funds may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the Funds’ Market Timing Procedures to such transactions. The Funds may prohibit purchases of Fund shares by an intermediary or request that the intermediary prohibit the purchase of Fund shares by some or all of its clients. There is no assurance that the Funds will request data with sufficient frequency, or that the Funds’ analysis of such data will enable them to detect or deter market timing activity effectively.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Market Timing Procedures and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

Many intermediaries have adopted their own market timing policies. These policies may result in a shareholder’s privileges to purchase or exchange the Matthews Asia Funds’ shares being terminated or restricted independently of the Matthews Asia Funds. Such actions may be based on other factors or standards that are different than or in addition to the Funds’ standards. For additional information, please contact your intermediary.

Pricing of Fund Shares

Shares of the Target Fund and shares of the Acquiring Fund are priced in the same manner. The price at which the Funds’ shares are bought or sold is called the net asset value per share or NAV. The NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

For more information about the pricing of Fund shares, the calculation of NAV and the valuation of the Funds’ securities holdings, please see the Funds’ prospectus under the heading “Pricing of Fund Shares.”

Shareholder Rights

The Target Fund and the Acquiring Fund are series of the same Delaware statutory trust, with the same governing instruments, including the declaration of trust and bylaws. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Trust’s governing instruments, the Board of Trustees or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Fund are legally separate from the assets and liabilities of any other fund that is a series of the Trust. More information about the voting, dividend and other rights associated with shares of the Funds can be found in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table for the Acquiring Fund is intended to help you understand the Acquiring Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund’s financial statements, is included in Matthews’ Annual Report to shareholders, which is available upon request.

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

		Year Ended Dec. 31
INVESTOR CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.10	$15.50	$22.89	$19.05	$19.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.12	0.12	0.02	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	7.92	2.57	(4.20)	5.68	(0.37)
Total from investment operations	7.90	2.69	(4.08)	5.70	(0.28)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.09)	(0.08)	(0.10)	(0.08)
Net realized gains on investments	(0.02)	—	(3.23)	(1.76)	—
Total distributions	(0.07)	(0.09)	(3.31)	(1 .86)	(0 08)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$25.93	$18.10	$15.50	$22.89	$19.05
TOTAL RETURN	43.68%	17.38%	(18.05%)	30.59%	(1.44%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$99,573	$96,229	$111,456	$208,339	$254,226
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.57%	1.60%	1.51%	1.49%	1.49%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.39%	1.45%	1.46%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets	(0.11%)	0.72%	0.53%	0.09%	0.45%
Portfolio turnover[4]	111.87%	59.10%	69.79%	67.13%	44.44%

		Year Ended Dec. 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net Asset Value, beginning of year	$18.06	$15.46	$22.86	$19.03	$19.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.15	0.16	0.07	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	7.91	2.58	(4.19)	5.67	(0.36)
Total from investment operations	7.92	2.73	(4.03)	5.74	(0.24)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.13)	(0.14)	(0.15)	(0.13)
Net realized gains on investments	(0.02)	—	(3.23)	(1.76)	—
Total distributions	(0.11)	(0.13)	(3.37)	(1.91)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$25.87	$18.06	$15.46	$22.86	$19.03
TOTAL RETURN	43.90%	17.65%	(17.86%)	30.85%	(1.24%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$107,569	$85,006	$74,935	$232,954	$174,962
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.47%	1.46%	1.37%	1.35%	1.34%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.08%	0.85%	0.73%	0.34%	0.64%
Portfolio turnover[4]	111.87%	59.10%	69.79%	67.13%	44.44%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Fund will transfer its assets and liabilities to the Acquiring Fund in exchange for Institutional Class and Investor Class shares of the Acquiring Fund. For more details about the Reorganization Agreement, see Appendix B— “Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Target Fund will be terminated as a series of the Trust under applicable state law.

Accordingly, as a result of the Reorganization, the Target Fund shareholders will own the same class of shares of the Acquiring Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s Target Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of all of the Target Fund’s liabilities and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for Institutional Class and Investor Class shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with Delaware law and the Declaration of Trust of the Trust. Thereafter, the Target Fund will be terminated as a series of the Trust under Delaware law.

Each of the Funds has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Trust, on behalf of the Funds, are conditioned upon, among other things:

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Trust, on behalf of the relevant Fund.

Reasons for the Reorganization

In considering and approving the Reorganization at a meeting held on February 12, 2021, the Board discussed the future of the Target Fund and the advantage of reorganizing it into the Acquiring Fund. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization and the principal terms and conditions of the Reorganization Agreement. The factors considered by the Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund. The fact that certain strategies of the Target Fund and the Acquiring Fund are compatible, while others are different. The Board of Trustees considered the principal differences in investment strategies between the Acquiring Fund (both before and after its name change takes effect) and the Target Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

The fact that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, and therefore that there is an increasing overlap between an investment strategy focused on small companies in emerging market countries and one focused on small companies in the Asian region.

•

The fact that the Target Fund has a narrower geographic universe, limited by its focus on Asia as compared to the Combined Fund. The Board of Trustees considered the possibility that shareholders of the Target Fund may benefit from a more geographically diverse and potentially more liquid investment strategy.

•	The possibility that the Combined Fund is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Target Fund.

•	The fact that each Fund has the same investment advisory contract and that the advisory fee for both Funds is the same.

•

The expectation that the Combined Fund will have total annual operating expenses below those of the Target Fund due to Matthews’ implementation of an additional 0.05% reduction to the expense cap of the Combined Fund’s Institutional Class shares, which will also result in a reduction in the expense cap for the Investor Class shares.

•

A portion of the portfolio holdings of the Target Fund would be sold before the Reorganization would be completed or would not continue to be held by the Acquiring Fund after completion of the Reorganization.

•

The lead portfolio manager who will manage the Combined Fund will not be the same lead portfolio manager for the Target Fund. But the Trustees noted that a lead portfolio manager of the Target Fund will become the co-manager of the Combined Fund, and many of the supporting analysts and other investment professionals would be the same. The Trustees considered that Matthews will continue to serve as the investment adviser of the Combined Fund after the Reorganization. See “Comparison of the Funds—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and the fact that the Acquiring Fund has had generally better historical performance compared with the Target Fund, recognizing that the new name for the Acquiring Fund reflects a proposed shift in investment strategy for periods after the Reorganization is effective. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Fund as compared to the performance of its relevant peer group.

•	The relative size of the Target Fund and the Acquiring Fund, and the prospects for further growth and long-term viability of the Target Fund.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization because the Reorganization is expected to be a tax-free transaction.

•

The fact that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization will equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

The fact that shareholders who do not want to participate in the Reorganization are able to redeem their shares of the Target Fund prior to the closing of the Reorganization without the imposition of any redemption fee.

•

The fact that Matthews or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Information Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. No shareholder would incur any sales charge, commission, redemption fee or other transactional fee as a result of the change of investment resulting from the Reorganization.

•

The possible alternatives to the Reorganization, including the potential liquidation of the Target Fund which would result in tax consequences to Target Fund shareholders that are avoided in the Reorganization.

The Board also considered factors that may not weigh in favor the Reorganization, which include, but are not limited to, the following:

•

The fact that brokerage commissions and other portfolio transaction costs associated with the disposition of certain of the holdings of the Target Fund in preparation for the Reorganization will be borne by the Target Fund and indirectly by shareholders of the Target Fund.

•

The fact that certain of the Combined Fund’s expenses will be higher than the expense structure of the Acquiring Fund. The Board noted, however, that the total operating expenses of the Combined Fund after giving effect to the lower expense cap (as described above) are estimated to be 5 basis points lower for the Institutional Class and 4 basis points lower for the Investor Class as compared to the corresponding classes of the Acquiring Fund.

•

The possibility that the Reorganization may result in some benefits and economies of scale for Matthews, which may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate series of the Trust. The Board also considered that Matthews was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Matthews of the obligation to continue to subsidize the Target Fund, while retaining the assets by combining them with the Acquiring Fund.

Additionally, the Board, which also serves as the Board of the Acquiring Fund, considered that Rule 17a-8 under the 1940 Act permits a merger of affiliated investment companies without a shareholder vote if certain conditions are met as noted below:

•	No fundamental policy of the merging company is materially different from the fundamental policy of the surviving company;
•	No advisory contract of the merging company is materially different from an advisory contract of the surviving company;
•

Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and

•	Any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company.

The Board noted that all of these conditions were met. For these and other reasons, the Board of Trustees unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Board of Trustees also determined that the Reorganization is in the best interests of the Acquiring Fund and that the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.

It is a condition to the closing of the Reorganization that the Trust, on behalf of each Fund, receive an opinion from Paul Hastings LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; or upon the distribution of the shares of the Acquiring Fund by the Target Fund to its shareholders in the subsequent termination of the Target Fund.

•	No gain or loss will be recognized by a shareholder of the Target Fund that exchanges all of its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income taxes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Paul Hastings LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Paul Hastings LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

As of December 31, 2020, the Target Fund had capital loss carryforwards of $92,267,599 that are not subject to expiration, As of December 31, 2020, the Acquiring Fund had capital loss carryforwards of $4,292,103 that are not subject to expiration.

Effect on Shareholders

Shareholders will not recognize gain or loss as a result of the Reorganization. Although the Reorganization is expected to be tax-free for shareholders, the Target Fund may make one or more distributions to shareholders prior to the Closing. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

As discussed above, a portion of the portfolio securities of the Target Fund are expected to be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Target Fund’s basis in such securities. Any capital gains recognized in such sales on a net basis following the closing of the Reorganization will be distributed, if required, to the shareholders of the Combined Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in such sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Matthews also has advised that neither the Target Portfolio nor the Combined Portfolio will dispose of holdings in the Target Portfolio’s or the Combined Portfolio’s portfolios to such an extent that it would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

As a result of the Reorganization, the Acquiring Fund will succeed to tax attributes, including capital loss carryforwards, if any, of the Target Fund. The capital loss carryforwards of the Funds will be available to offset future capital gains recognized by the Combined Fund, subject to limitations under the Code. These limitations generally apply to a fund that experiences a greater than 50% ownership change as a result of a reorganization. In addition, pursuant to Section 381 of the Code, an acquiring fund generally may not use a target fund’s capital loss carryforwards to offset gains recognized during the portion of the year before the date of a reorganization, but may use such capital loss carryforwards to offset post-reorganization gains. Where these limitations apply, the Combined Fund may not be able to use all or a portion of a Fund’s capital loss carryforwards in a particular year, the effect of which may be to accelerate the recognition of taxable gains to the Combined Fund and its shareholders post-closing of the Reorganization. The Reorganization is not expected to result in an ownership change of the Funds. In addition, any limitation under Section 381 of the Code is not expected to be material. Thus, it is not anticipated that the limitations on use of a Fund’s capital loss carryforwards, if any, would be material.

Expenses of the Reorganization

Matthews or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Information Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement. Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board of Trustees, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Information Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; tabulation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses to be paid by Matthews are estimated to be approximately $100,000.

Matthews has estimated that 40% of the Target Fund’s holdings will be sold in connection with the Reorganization. As of February 28 2021, the brokerage commission and other transaction costs associated with these pre-Reorganization sales of the Target Fund’s portfolio securities are estimated to be approximately $220,000 or, based on shares outstanding as of February 28, 2021, $0.02 per share. Although these sales are expected to generate capital gains for U.S. income tax purposes, the Target Fund currently has sufficient capital loss carryforwards to offset those gains. As a result, there will be no capital gains for U.S. income tax purposes to be allocated or distributed to shareholders. The Target Fund will not pay any expenses of shareholders arising out of or in connection with the Reorganization, except for the estimated broker commissions listed above.

All other expenses of each of the Funds shall be paid by the applicable Fund. Such other expenses include, without limitation, brokerage commission and other transaction costs mentioned above, potential acceleration of foreign taxes on capital gains and any transfer taxes for foreign securities incurred in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Acquiring Fund will be passed on by Paul Hastings LLP, counsel to the Trust.

OTHER INFORMATION

Capitalization

The following tables set forth as of February 28, 2021: (i) the unaudited capitalization of the Target Fund, (ii) the unaudited capitalization of the Acquiring Fund, and (iii) the unaudited pro forma combined capitalization of the Combined Fund. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Target Fund (Matthews Emerging Asia Fund)

	Institutional Class	Investor Class
Net Assets:	$88,913,329	$55,195,277
Shares Outstanding:	7,489,757	4,676,486
Net Assets Per Share:	$11.87	$11.80

Acquiring Fund (Matthews Asia Small Companies Fund)

	Institutional Class	Investor Class
Net Assets:	$120,913,635	$113,241,746
Shares Outstanding:	4,462,038	4,170,606
Net Assets Per Share:	$27.10	$27.15

Target Fund into Acquiring Fund

Pro Forma Combined Fund

	Institutional Class	Investor Class
Net Assets:	$209,826,964	$168,437,022
Shares Outstanding:	7,743,179	6,203,206
Net Assets Per Share:	$27.10	$27.15

Shareholder Information

As of February 28, 2021, there were 12,166,244 shares of the Target Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Target Fund. As of February 28, 2021, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund’s shares, except as follows:

Target Fund (Matthews Emerging Asia Fund – Investor Class)	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	32.82
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	25.80

	LPL Financial Omnibus Customer Account Attn Lindsay Otoole 4707 Executive Drive San Diego CA 92121	7.37
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.85
Target Fund (Matthews Emerging Asia Fund – Institutional Class)	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	45.27
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30.76
	SEI Private Trust Company C/O Trust ID 866 FBO US Holocaust Memorial 1 One Freedom Valley Drive Oaks, PA 19456	7.16

As of February 28, 2021, there were 8,632,645 shares of the Acquiring Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of February 28, 2021, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund’s shares, except as follows:

Acquiring Fund (Matthews Asia Small Companies Fund – Investor Class)	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	25.18
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	23.63
	Wells Fargo Clearing Svcs LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103	8.25
	UBS WM USA Spec Cdy A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	5.97
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.87
Acquiring Fund (Matthews Asia Small Companies Fund – Institutional Class)	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	61.67
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	21.45

Shareholder Rights

The Target Fund and the Acquiring Fund are series of the same Delaware statutory trust, with the same governing instruments, including the declaration of trust and bylaws. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Funds and the Acquiring Funds. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Trust’s governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Fund are legally separate from the assets and liabilities of any other fund that is a series of the Trust. More information about the voting, dividend and other rights associated with shares of the Funds can be found in each Fund’s SAI.

APPENDIX A

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust, on behalf of each Fund, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Fundamental Investment Restrictions

Except as otherwise set forth herein and in each Fund’s prospectus, the Target Fund and the Acquiring Fund may not:

A-1

1.	Issue senior securities;

2.

Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3.

Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the Securities Act of 1933, as amended;

4.

Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to Matthews Asia Innovators Fund, which concentrates its investments in the science and technology industries;

5.

Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6.

Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7.	Change its diversification status under the 1940 Act;

8.

Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9.	Make investments in securities for the purpose of exercising control; or

10.

For purposes of policy number 4 above, the meaning of science and technology industries is provided in the Prospectus for the Matthews Asia Innovators Fund. Also for purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third-party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.

Non-Fundamental Investment Restrictions

The Funds are not subject to any non-fundamental investment restrictions. Non-fundamental investment restrictions are those that may be changed by the Board of Trustees without shareholder approval.

A-2

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), dated as of March 23, 2021, is entered into by and between the Trust (as defined in paragraph 1), on behalf of the Target Fund (as defined in paragraph 1), a series of the Trust, and the Trust, on behalf of the Acquiring Fund (as defined in paragraph 1), a series of the Trust.

The reorganization contemplated by this Agreement consists of (i) the transfer of all assets of the Target Fund in exchange for the Acquisition Shares (as defined in paragraph 1), (ii) the Acquiring Fund’s assumption of all liabilities of the Target Fund, and (iii) the distribution of (a) the Institutional Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Institutional Class shareholders and (b) the Investor Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Investor Class shareholders, in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Target Fund and the Trust acting for itself and on behalf of the Target Fund, and each of the Acquiring Fund and the Trust acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is adopted as a plan of reorganization, and the reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means the series of the Trust listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquisition Shares” means, collectively, the Institutional Class Acquisition Shares and Investor Class Acquisition Shares.

“Closing” means the time at which the transactions contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Institutional Class Acquisition Shares” means the Institutional Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Institutional Class shares of the Target Fund.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Investor Class Acquisition Shares” means the Investor Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Investor Class shares of the Target Fund.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund” means the series of the Trust listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Trust” means the entity listed in the column entitled “Trust” on Exhibit A.

“Valuation Date” means the day on which valuation occurs, which will be the same date as the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND FOR ISSUANCE OF THE ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund:

(1)

in exchange for the net assets attributable to its Institutional Class shares a number of the Institutional Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Institutional Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing; and

(2)

in exchange for the net assets attributable to its Investor Class shares a number of the Investor Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Investor Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.

The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers, acting in their capacities as such shall survive the reorganization, and shall continue in full force and effect, without any amendment thereto. The Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.

As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders and representing the respective pro rata number of the Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquisition Shares in connection with such exchange.

2.4.

With respect to the Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his, her or its outstanding certificate(s) for Target Fund shares or, in the event of lost certificate(s), posted adequate bond.

3.	VALUATION.

3.1.

The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value and shall be certified by the Target Fund.

3.2.

For the purpose of paragraph 3.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value.

4.	CLOSING AND CLOSING DATE.

4.1.

The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.

4.2.

As of the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash, shall be delivered by the Target Fund to the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “Brown Brothers Harriman & Co., custodian for Matthews Asia Small Companies Fund.”

4.3.

In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Target Fund or the Acquiring Fund upon the giving of written notice to the other party.

4.4.

As of the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund shareholders, the number and class of outstanding shares of the Target Fund owned by each Target Fund shareholder and the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. As of the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund shareholders as provided in paragraph 2.3.

4.5.

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5.	REPRESENTATIONS AND WARRANTIES.

5.1.

The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of the Trust that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)

The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)

To the knowledge of the Target Fund, except as disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year;

(g)

Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)

The Target Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(i)

As of the Closing Date, all federal, state and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Target Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)

All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding, and none will be outstanding on the Closing Date;

(k)

The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)

The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Target Fund, and this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)

The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund shareholders as provided in paragraph 2.3;

(n)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(o)

On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(p)

On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date;

(q)

No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the Acquiring Fund, except as previously disclosed by the Target Fund to the Acquiring Fund; and

(r)

The Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Target Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

5.2.

The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is duly organized, validly existing and in good standing under the laws of Delaware;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

On the Closing Date, the registration statement under the 1933 Act with respect to the Acquisition Shares will, as of the Closing Date, be in full force and effect, no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Target Fund, threatened by the Securities and Exchange Commission, such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)

The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)

To the knowledge of the Acquiring Fund, except as disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)

Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Target Fund. For the purposes of this subparagraph (h), any distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(i)

The Acquiring Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(j)

As of the Closing Date, all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)

All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding, and none will be outstanding on the Closing Date;

(l)

The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws; and

(p)

The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Acquiring Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.4 hereof.

6. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.

The Acquiring Fund and the Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

6.2.

The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.3.

Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.4.

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a certificate from an officer of the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this

Agreement by the Target Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such liabilities;

(d)

The Acquisition Shares to be issued for transfer to the Target Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(e)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.

The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.	The Acquiring Fund shall have received a certificate from an officer of the Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents.

8.3.

On or prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess (if any) of (a) the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Target Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code (if any) (in the case of both (i) and (ii) computed without regard to any deduction for dividends paid), and (iii) all of the Target Fund’s net capital gain (if any) (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in each case include amounts for both (x) the Target Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.4.

The Target Fund shall have furnished to the Acquiring Fund a certificate as to the adjusted tax basis in the hands of the Target Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund necessary for purposes of preparing any tax returns (including, without limitation, any informational returns) required by law to be filed or otherwise provided by the Acquiring Fund after the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.

On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.2.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.3.

The registration statement under the 1933 Act with respect to the Acquisition Shares shall be in full force and effect, no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.4.

The Target Fund and the Acquiring Fund shall have received a favorable opinion of Paul Hastings LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes, the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Paul Hastings LLP will express no view with respect to the effect of a reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.5.

At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees, or the officers in consultation with counsel, of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10. TAX MATTERS.

10.1

The Trust hereby represents and warrants on behalf of the Target Fund and the Acquiring Fund that it shall use its best efforts to cause the reorganization contemplated hereby to qualify, and will not (whether before or after consummation of such reorganization) take any actions that could prevent such reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

10.2

Except where otherwise required by law, the parties hereto shall not take a position on any tax returns inconsistent with the treatment of the reorganization contemplated hereby for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the U.S. Treasury regulations in accordance therewith.

11. BROKERAGE FEES AND EXPENSES.

11.1.

Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2.

In connection with the transactions contemplated hereby, the Acquiring Fund shall be responsible for (i) all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares; (ii) all fees and expenses related to printing and mailing communications to Target Fund shareholders; and (iii) all of the other expenses of the transactions contemplated by this Agreement, including without limitation, accounting, legal and custodial expenses. In the event the Closing does not occur, the Acquiring Fund shall nonetheless bear all such expenses. For the avoidance of doubt, (i) the Target Fund and the Acquiring Fund shall each bear their respective brokerage or other transaction costs, if any, associated with the sale or purchase of portfolio securities in connection with the reorganization contemplated hereby, and (ii) it is intended that Matthews International Capital Management, LLC will pay or assume only those expenses of the Acquiring Fund, the Target Fund and the shareholders of the Target Fund that are solely and directly related to the reorganization contemplated hereby in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1.

Each of the Target Fund and the Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 6.3, 10, 11, 12, 15 and 16.

13. TERMINATION.

13.1.

This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)

any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Fund and the Acquiring Fund.

13.2.

If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund or the Acquiring Fund, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, Attention: David Monroe, Vice President of Matthews International Funds.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.

Notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

[THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Matthews International Funds

On behalf of the Target Fund thereof identified on Exhibit A

By:	/s/ David Monroe
Name:	David Monroe
Title:	Vice President

Matthews International Funds

On behalf of the Acquiring Fund thereof identified on Exhibit A

By:	/s/ David Monroe
Name:	David Monroe
Title:	Vice President

EXHIBIT A

Trust	Target Fund	Acquiring Fund
Matthews International Funds	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund (to be renamed Matthews Emerging Markets Small Companies Fund)

Share Class Involved
Target Fund Share Class	Acquiring Fund Share Class
Institutional Class	Institutional Class
Investor Class	Investor Class

Both the Target Fund and the Acquiring Fund have two classes of shares, the Institutional Class and the Investor Class.